SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 29, 2004

Date of Report (Date of Earliest Event Reported)

GREENPOINT MORTGAGE SECURITIES LLC

(as Sponsor under the Sale and Servicing Agreement, dated as of January 1, 2004,

providing for the issuance of GreenPoint Home Equity Loan Trust 2004-1,

Home Equity Loan Asset-Backed Notes)

GREENPOINT MORTGAGE SECURITIES LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-108405-01	20-0326233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Wood Hollow Drive, Doorstop 32210

Novato, CA 94945

(Address of Principal Executive Offices)

(800) 462-2700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

GreenPoint Mortgage Securities LLC (the “Registrant”) registered an issuance of up to $2,276,908,549 in principal amount of asset-backed securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by the registration statement on Form S-3/A (File No. 333-108405) (the “Registration Statement”). On January 1, 2004, GreenPoint Home Equity Loan Trust 2004-1, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee, entered into an Indenture, pursuant to which the Home Equity Loan Asset-Backed Notes, Series 2004-1, Class A Variable Rate Asset-Backed Notes in the aggregate principal amount of $202,045,000 (the “Notes”) were issued on the Closing Date of January 29, 2004. This current report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

Item 7(c). Exhibits

1.1	Underwriting Agreement, dated January 27, 2004, among GreenPoint Mortgage Funding, Inc., GreenPoint Mortgage Securities LLC, Wachovia Securities and Terwin Capital LLC.

4.1	Indenture, dated as of January 1, 2004, between GreenPoint Home Equity Loan Trust 2004-1 and JPMorgan Chase Bank.

4.2	Sale and Servicing Agreement, dated as of January 1, 2004, among GreenPoint Mortgage Securities LLC, GreenPoint Mortgage Funding, Inc., GreenPoint Home Equity Loan Trust 2004-1, and the JPMorgan Chase Bank.

4.3	Trust Agreement, dated as of January 1, 2004, between GreenPoint Mortgage Securities LLC and U.S. Bank Trust National Association.

4.4	Assignment, Assumption and Recognition Agreement, dated as of January 29, 2004, among Terwin Advisors LLC, GreenPoint Mortgage Securities LLC and GreenPoint Mortgage Funding, Inc.

4.5	Financial Guaranty Insurance Policy relating to the Notes, dated as of January 29, 2004, and issued and delivered by Ambac Assurance Corporation.

8.1	Opinion of McKee Nelson LLP dated January 29, 2004, with respect to tax matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 17, 2004

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ Nathan Hieter
Nathan Hieter
Vice President

EXHIBIT INDEX

Exhibit Number

1.1	Underwriting Agreement, dated January 27, 2004, among GreenPoint Mortgage Funding, Inc., GreenPoint Mortgage Securities LLC, Wachovia Securities and Terwin Capital LLC.

4.1	Indenture, dated as of January 1, 2004, between GreenPoint Home Equity Loan Trust 2004-1 and JPMorgan Chase Bank.

4.2	Sale and Servicing Agreement, dated as of January 1, 2004, among GreenPoint Mortgage Securities LLC, GreenPoint Mortgage Funding, Inc., GreenPoint Home Equity Loan Trust 2004-1, and the JPMorgan Chase Bank.

4.3	Trust Agreement, dated as of January1, 2004, between GreenPoint Mortgage Securities LLC and U.S. Bank Trust National Association.

4.4	Assignment, Assumption and Recognition Agreement, dated as of January 29, 2004, among Terwin Advisors LLC, GreenPoint Mortgage Securities LLC and GreenPoint Mortgage Funding, Inc.

4.5	Financial Guaranty Insurance Policy relating to the Notes, dated as of January 29, 2004, and issued and delivered by Ambac Assurance Corporation.

8.1	Opinion of McKee Nelson LLP dated January 29, 2004, with respect to tax matters.